UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15723 (Commission File Number)	05-0376157 (IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On June 5, 2025, United Natural Foods, Inc. (the “Company”) became aware of unauthorized activity on certain of its Information Technology (IT) systems. The Company promptly activated its incident response plan and implemented containment measures, including proactively taking certain systems offline, which has temporarily impacted the Company’s ability to fulfill and distribute customer orders. The incident has caused, and is expected to continue to cause, temporary disruptions to the Company’s business operations. The Company is working actively to assess, mitigate, and remediate the incident with the assistance of third-party cybersecurity professionals and has notified law enforcement. Pursuant to its business continuity plans, the Company has implemented workarounds for certain operations in order to continue servicing its customers where possible. The Company is continuing to work to restore its systems to safely bring them back online.

The investigation to assess the impact and scope of the incident remains ongoing and is in its early stages.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical facts made herein are “forward-looking statements,” including without limitation statements about the nature, impact and scope of the incident and the Company’s expectations with respect to its business continuity actions. Readers are cautioned that any such forward-looking statements involve risks and uncertainties and are based on current expectations and management estimates; actual results may differ materially. The risks and uncertainties which could impact these statements include, but are not limited to: the ongoing assessment and investigation of the incident, the adequacy of the Company’s response and effectiveness of its business continuity plans, the magnitude of the potential disruption to the Company’s business and operations, and the legal, regulatory, reputational and financial risks resulting from the incident as well as other factors that are described in the Company’s filings under the Securities Exchange Act of 1934, as amended, including under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended August 3, 2024 filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2024 and other filings the Company makes with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Giorgio Matteo Tarditi
Name:	Giorgio Matteo Tarditi
Title:	President and Chief Financial Officer

Date:    June 9, 2025